SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 24, 2003


                              LIFECELL CORPORATION
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               (Exact name of registrant as specified in charter)


      Delaware                    01-19890                      76-0172936
----------------                ----------------               ---------------
(State or other                 (Commission File              (IRS Employer
jurisdiction of                   Number)                    Identification No.)
incorporation)


                 One Millenium Way, Branchburg, New Jersey 08876
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               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (908) 947-1100


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item  7.  Financial  Statements  and  Exhibits.

     (c)  Exhibits

As described in Item 9 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

          Exhibit 99.1 - Press release dated April 24, 2003

Item 9.   Regulation FD Disclosure.

On April 24, 2003, LifeCell Corporation (the "Company") issued a press release regarding results for the three months ended March 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations for the three months ended March 31, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LIFECELL  CORPORATION


                                       By:  /s/ Steven T. Sobieski
                                           ------------------------------
                                           Name: Steven T. Sobieski
                                           Title: Chief Financial Officer


Date: April 24, 2003


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
                                  EXHIBIT INDEX
                                  -------------



EXHIBIT  NO.     DESCRIPTION
------------     -----------

    99.1         Press release, dated April 24, 2003, issued by the Company.


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